UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 27, 2016

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 27, 2016, Dynavax Technologies Corporation issued a press release titled “Dynavax Receives Notification of PDUFA Extension for HEPLISAV-B to December 15, 2016.”  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.  Exhibit 99.1 is furnished herewith.

99.1 Press Release, dated April 27, 2016, titled “Dynavax Receives Notification of PDUFA Extension for HEPLISAV-B to December 15, 2016”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: April 27, 2016	By:	/s/ DAVID JOHNSON
David Johnson
Vice President

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release, dated April 27, 2016, titled “Dynavax Receives Notification of PDUFA Extension for HEPLISAV-B to December 15, 2016”